POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Star Select Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee and the President of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints CAROL
J. HIGHSMITH and LYNN E. WOOD his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 1997.


                                     /s/ Timothy L. Ashburn
                                     ----------------------
                                    TIMOTHY L. ASHBURN, Trustee and President


STATE OF INDIANA                    )
                                    )  ss:
COUNTY OF MARION                    )

         Before me, a Notary Public, in and for said county and state, personally appeared TIMOTHY L. ASHBURN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of May, 1997.

                                                  /s/ Judy K. Lynch
                                                  -----------------
                                                  Notary Public

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Star Select Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 1997.


                                                  /s/ Daniel J. Condon
                                                  --------------------
                                                  DANIEL J. CONDON, Trustee


STATE OF INDIANA                    )
                                    )  ss:
COUNTY OF MARION                    )

         Before me, a Notary Public, in and for said county and state, personally appeared DANIEL J. CONDON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of May, 1997.


                                                   /s/ Judy K. Lynch
                                                   -----------------
                                                   Notary Public

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Star Select Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 1997.


                                             /s/ Philip L. Conover
                                             ---------------------
                                             PHILIP L. CONOVER, Trustee


STATE OF INDIANA                    )
                                    )  ss:
COUNTY OF MARION                    )

         Before me, a Notary Public, in and for said county and state, personally appeared PHILIP L. CONOVER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of May, 1997.


                                               /s/ Judy K. Lynch
                                               -----------------
                                               Notary Public

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Star Select Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 1997.


                                                 /s/ David E. LaBelle
                                                 --------------------
                                                 DAVID E. LaBELLE, Trustee


STATE OF INDIANA                    )
                                    )  ss:
COUNTY OF MARION                    )

         Before me, a Notary Public, in and for said county and state, personally appeared, DAVID E. LaBELLE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of May, 1997.


                                                /s/ Judy K. Lynch
                                                -----------------
                                                Notary Public

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Star Select Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 1997.


                                                 /s/ Jack R. Orben
                                                 -----------------
                                                 JACK R. ORBEN, Trustee


STATE OF INDIANA                    )
                                    )  ss:
COUNTY OF MARION                    )

         Before me, a Notary Public, in and for said county and state, personally appeared JACK R. ORBEN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of May, 1997.


                                            /s/ Judy K. Lynch
                                            -----------------
                                            Notary Public

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Star Select Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is Treasurer of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
L. ASHBURN, LYNN E. WOOD and CAROL J. HIGHSMITH, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 1997.


                                               /s/ Thomas G. Napurano
                                               ----------------------
                                               THOMAS G. NAPURANO, Treasurer


STATE OF INDIANA                    )
                                    )  ss:
COUNTY OF MARION                    )

         Before me, a Notary Public, in and for said county and state, personally appeared THOMAS G. NAPURANO, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of May, 1997.


                                              /s/ Judy K. Lynch
                                              -----------------
                                              Notary Public

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Star Select Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is Secretary of the Trust;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY L. ASHBURN and LYNN E. WOOD her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of May, 1997.


                                                /s/ Carol J. Highsmith
                                                ----------------------
                                                CAROL J. HIGHSMITH, Secretary

STATE OF INDIANA                    )
                                    )  ss:
COUNTY OF MARION                    )

         Before me, a Notary Public, in and for said county and state, personally appeared CAROL J. HIGHSMITH, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of May, 1997.


                                                   /s/ Judy K. Lynch
                                                   -----------------
                                                   Notary Public

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Star Select Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 21st day of May, 1997.


ATTEST:                                              STAR SELECT FUNDS


/s/ Carol J. Highsmith                            /s/ Timothy L. Ashburn
----------------------                            ----------------------
Carol J. Highsmith, Secretary                     TIMOTHY L. ASHBURN, President


STATE OF INDIANA                    )
                                    )  ss:
COUNTY OF MARION                    )

         Before me, a Notary Public, in and for said county and state, personally appeared TIMOTHY L. ASHBURN, President and CAROL J. HIGHSMITH, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of May, 1997.


                                                /s/ Judy K. Lynch
                                                -----------------
                                                Notary Public

                                   CERTIFICATE

         The undersigned, Secretary of STAR SELECT FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held May 21st, 1997, and is in full force and effect:

         "WHEREAS, STAR SELECT FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."


Dated:  May 21st, 1997                      /s/ Carol J. Highsmith
                                            ----------------------
                                            Carol J. Highsmith, Secretary
                                            Star Select Funds